EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Profire Energy, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brenton W. Hatch , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 1, 2013	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer